                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT

               pursuant to Section 5.07(b) of Sale and Servicing

  Agreement (capitalized terms used herein are defined in Appendix A thereto)
--------------------------------------------------------------------------------
     Distribution Date: May 25, 2004


(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                               $0.00
                        ----------------
                        ( $          -  , per $1,000 original principal amount of Class A-1 Notes)
                        ----------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                          $13,664,666.78
                        -----------------
                        ( $    0.0000304 , per $1,000 original principal amount of Class A-2 Notes)
                        ----------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                               $0.00
                        ----------------
                        ( $          -  , per $1,000 original principal amount of Class A-1 Notes)
                        ----------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                          $ 1,179,557.05
                        ----------------
                        ( $    0.0000026 , per $1,000 original principal amount of Class A-2 Notes)
                        ----------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)     Distributed to Class A-1 Noteholders:
                               $0.00
                        ----------------
                        ( $          -  , per $1,000 original principal amount of Class A-1 Notes)
                        ----------------

        (2)     Distributed to Class A-2 Noteholders:
                               $0.00
                        ----------------
                        ( $          -  , per $1,000 original principal amount of Class A-2 Notes)
                        ----------------
        (3)     Balance on Class A-1 Notes:
                               $0.00
                        ----------------
                        ( $          -  , per $1,000 original principal amount of Class A-1 Notes)
                        ----------------
        (4)     Balance on Class A-2 Notes:
                               $0.00
                        ----------------
                        ( $          -  , per $1,000 original principal amount of Class A-2 Notes)
                        ----------------
(vi)    Payments made under the Cap Agreement on such date:    May 24, 2004
                                                            -------------------
                        (      $0.00    with respect to the Class A-1 Notes,
                        ----------------
                        (      $0.00    with respect to the Class A-2 Notes;
                        ----------------
                        and the total outstanding amount owed to the Cap Provider:    $0.00
                                                                                   -------------
(vii)   Pool Balance at the end of the related Collection Period:       $313,990,069.25
                                                                      -------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)     (1)     Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                             ---------------
                (2)     Pool Factor for the Class A-1 Notes:           -
                                                             --------------
        (b)     (1)     Outstanding principal amount of Class A-2 Notes:     $313,990,069.25
                                                                             ---------------
                (2)     Pool Factor for the Class A-2 Notes:    0.69775571
                                                             --------------

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                                                                          Page 2

(ix)    Note Interest Rate for the Notes:
        (a)     In general
                (1)     Three-Month Libor was
                        1.1200000%         for the period
                        -------------------
                (2)     The Student Loan Rate was: 3.9389069%
                                                   ------------
        (b)     Note Interest Rate for the Class A-1 Notes:    1.2500000%    (Based on 3-Month LIBOR)
                                                               ------------
        (c)     Note Interest Rate for the Class A-2 Notes:    1.4400000%    (Based on 3-Month LIBOR)
                                                               ------------

(x)             Amount of Master Servicing Fee for  related Collection Period:        $397,791.57
                                                                                    ----------------
                         $ 0.000003978  , per $1,000 original principal amount of Class A-1 Notes.
                        ----------------
                         $ 0.000000884  , per $1,000 original principal amount of Class A-2 Notes.
                        ----------------

(xi)            Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                    ----------------
                         $ 0.000000030  , per $1,000 original principal amount of Class A-1 Notes.
                        ----------------
                         $ 0.000000007  , per $1,000 original principal amount of Class A-2 Notes.
                        ----------------

(xii)   (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:   $476,616.02
                                                                                                 -------------

        (b)     Delinquent Contracts                     # Disb.        %              $ Amount              %
                                                         -------       ---             --------             ---
                30-60 Days Delinquent                      543         1.96%         $  5,795,815          2.36%
                61-90 Days Delinquent                      310         1.12%         $  3,012,090          1.22%
                91-120 Days Delinquent                     199         0.72%         $  2,528,528          1.03%
                More than 120 Days Delinquent              243         0.88%         $  3,743,045          1.52%
                Claims Filed Awaiting Payment               88         0.32%         $    821,797          0.33%
                                                        ------      --------        -------------        -------
                   TOTAL                                 1,383         4.99%         $ 15,901,275          6.47%

        (c)     Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:      $       -
                                                                                                ------------------

        (d)     Reserve Account Balance                                                             $ 5,733,958
                                                                                                ------------------
                Draw for this Distribution Date                                                     $       -
                                                                                                ------------------
                Realized Loss Draw                                                                  $       -
                                                                                                ------------------
(xiii)  Amount in the Prefunding Account:        $0.00
                                               ----------

(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                Subsequent Pool Student Loans:    0.00
                                               ----------

(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:   $0.00
                                                                                             -----------
(xvi)   Amount of Insurer Premium paid to the Securities Insurer on such Distribution Date:  $73,722.32
                                                                                             -----------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:   0.00
                                                                                                         -----------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
                                                             ------------------
        to the Securities Guaranty Insurance Policy:             0.00
                                                             ------------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:        $65,683.43
                                                                                           ------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:            0.00
                                                                                           ------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:              $0.00
                                                                                           ------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:               0.00
                                                                                           ------------
        and the amount of any Termination Pymt either paid by or made to the Trust on            0.00
                                                                                           ------------
        such Distribution Date:





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